Risk and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 007 [Member]
EBP Risks and Uncertainties [Line Items]
EBP Risk and Uncertainties [Text Block]

8. RISKS AND UNCERTAINTIES

The Plan utilizes various investment instruments, including mutual funds, stable value funds, common collective trusts, short-term funds and common stock. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements. As of December 31, 2025, there was a significant concentration of participant-directed investments in one index collective investment, which represents approximately 13 percent of total investments.